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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 17, 2001


                    AMERICAN MANAGEMENT SYSTEMS, INCORPORATED
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


                 DELAWARE                                 0-9233                     54-0856778
-------------------------------------------     ---------------------------      -------------------
     (State or other jurisdiction of             (Commission File Number)          (IRS Employer
              incorporation)                                                     Identification No.)

           4050 Legato Road
           Fairfax, Virginia                                                 22033
----------------------------------------                                  ------------
    (Address of Principal Executive                                       (Zip Code)
               Offices)

                                 (703) 267-8000
                 ----------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

        Attached is a press release issued by the Registrant on July 17, 2001. The press release is incorporated herein by this reference.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN MANAGEMENT SYSTEMS, INCORPORATED


                                       By:   /s/ Frank A. Nicolai
                                             ---------------------------------
                                             Frank A. Nicolai
                                             Executive Vice President
                                             and Chief Administrative Officer

Date:  July 17, 2001




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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
99.1              Press Release, dated July 17, 2001




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